UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2014

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 9, 2014, Symantec Corporation (the “Company”) announced plans to separate into two, independent publicly traded companies: one business focused on security and one business focused on information management. The transaction is subject to certain conditions, including, among others, obtaining final approval from the Company’s Board of Directors, the effectiveness of a Form 10 filing with the Securities and Exchange Commission and satisfying foreign regulatory requirements. Symantec issued a press release describing the plans entitled “Symantec Announces New Strategy to Fuel Growth and Plans to Separate into Two Public Industry-Leading Technology Companies” The text of this press release is furnished herewith as Exhibit 99.01.

The information reported in this report, including the materials attached as Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by Symantec Corporation, dated October 9, 2014, entitled Symantec Announces New Strategy to Fuel Growth and Plans to Separate into Two Public Industry-Leading Technology Companies

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: October 10, 2014	By:	/S/ GREGORY M. KING
Gregory M. King
Vice President, Corporate Legal Services and Assistant Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued by Symantec Corporation, dated October 9, 2014, entitled Symantec Announces New Strategy to Fuel Growth and Plans to Separate into Two Public Industry-Leading Technology Companies